UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     July 31, 2013

WESTERN ASSET

SHORT DURATION HIGH INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Fund name changes

Prior to May 1, 2013, the Fund was known as Western Asset High Income Fund and prior to August 1, 2012, the Fund was known as Legg Mason Western Asset High Income Fund. There was no change in the Fund’s investment objective as a result of the name changes.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration High Income Fund for the twelve-month reporting period ended July 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Short Duration High Income Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 30, 2013

Western Asset Short Duration High Income Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended July 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.8% during the third quarter of 2012. GDP growth then sharply decelerated to 0.1% during the fourth quarter. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. This was partially due to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s second reading for second quarter 2013 GDP growth, released after the reporting period ended, was 2.5%. This increase was partially driven by increases in exports and non-residential fixed investment, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.1%. Unemployment then declined to 7.8% in September 2012. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next five months to reach 7.4% in July 2013, its lowest reading since December 2008. In another encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.0% in July 2013.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales rose 6.5% on a seasonally adjusted basis in July 2013 versus the previous month and were 17.2% higher than in July 2012. In addition, the NAR reported that the median existing-home price for all housing types was $213,500 in July 2013, up 13.7% from July 2012. This marked the seventeenth consecutive month that home prices rose compared to the same period a year earlier. The inventory of homes available for sale in July 2013 was unchanged versus the previous month at a 5.1 month supply at the current sales pace and was 5% lower than in July 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Looking back, based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012. This represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract over the next two months before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November. While manufacturing then expanded over the next five months, in May 2013 the PMI fell to 49.0, its lowest

IV	Western Asset Short Duration High Income Fund

level since July 2009. However, this was a temporary setback, as the PMI rose to 50.9 in June and 55.4 in July, the latter being the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 30, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Short Duration High Income Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Effective May 1, 2013, under normal market conditions, the Fund invests at least 80% of its assets in high-yield debt securities. The Fund principally allocates assets between shorter-duration high-yield instruments and adjustable rate bank loans as interest rates fluctuate. The Fund may also invest in investment grade fixed-income securities, including but not limited to, corporate debt securities, mortgage- and asset-backed securities and securities issued by foreign issuers, including those located in emerging markets. The Fund may invest up to 40% of its assets in fixed income securities issued by foreign companies, including those in emerging market countries and may invest in fixed income securities denominated either in U.S. dollars or foreign currencies. The Fund’s investments may be of any maturity. The Fund seeks to maintain a dollar-weighted average effective durationi of three years or less.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus equal-duration Treasuries over the twelve months ended July 31, 2013. Risk aversion was prevalent at times given mixed economic data, contagion fears from the European sovereign debt crisis and signs of shifting monetary policy by the Federal Reserve Board (“Fed”).ii

Both short- and long-term Treasury yields moved higher during the twelve months ended July 31, 2013. Two-year Treasury yields rose from 0.23% at the beginning of the period to 0.31% at the end of the period. Their peak of 0.43% occurred on June 25, 2013 and they were as low as 0.20% on April 29, 2013. Ten-year Treasury yields were 1.51% at the beginning of the period, equaling their low over the fiscal year. Ten-year Treasuries peaked at 2.73% on July 5, 2013 and were 2.60% at the end of the period. The Barclays U.S. Aggregate Indexiii fell -1.90% for the twelve months ended July 31, 2013.

The short duration high-yield market, as measured by the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index (the “Index”)iv, gained 10.19% for the twelve months ended July 31, 2013. The Fund’s previous benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 9.49% over the same period.

Western Asset Short Duration High Income Fund 2013 Annual Report	1

Fund overview (cont’d)

During the reporting period as a whole, relatively less risky high-yield securities underperformed their lower quality/higher yielding counterparts.

Q. How did we respond to these changing market conditions?

A. From July 31, 2012 through April 30, 2013, the Fund was known as Western Asset High Income Fund. As of May 1, 2013, the Fund’s name was changed to Western Asset Short Duration High Income Fund and its benchmark changed from the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index to the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index. In conjunction with this change, we reduced the Fund’s duration by increasing its allocation to shorter maturity high-yield bonds and reducing its exposure to longer duration high-yield bonds. We also increased our position in floating rate bank loans.

The Fund employed U.S. Treasury futures to manage its yield curvevi positioning and duration. In particular, these futures helped to reduce the Fund’s duration, per its new investment objectives. They were a positive for performance during the reporting period. Options on high-yield index swaps and high-yield index swaps were used to opportunistically manage the Fund’s exposure to the high-yield market. These “market hedges” were intended to protect the portfolio from “risk-off” periods, while maintaining the Fund’s exposure to higher betavii (and higher income) idiosyncratic investments. All told, these instruments detracted from performance. Finally, currency forwards were used to hedge the Fund’s currency risk and manage our non-U.S. dollar currency exposures. These hedges modestly detracted from performance.

Performance review

For the twelve months ended July 31, 2013, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned 12.02%. The Fund’s new unmanaged benchmark, the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index, and its former unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 10.19% and 9.49%, respectively, for the same period. The Lipper High Yield Funds Category Average1 returned 9.16% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 574 funds for the six-month period and among the 535 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Short Duration High Income Fund 2013 Annual Report

Performance Snapshot as of July 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration High Income Fund:
Class A	2.55%	12.02%
Class B2	2.29%	11.48%
Class C	2.16%	11.16%
Class C1♦	2.31%	11.47%
Class I	2.65%	12.23%
Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index	2.99%	10.19%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	1.97%	9.49%
Lipper High Yield Funds Category Average[1]	1.81%	9.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended July 31, 2013 for Class A, Class B, Class C, Class C1 and Class I shares were 5.74%, 5.40%, 5.13%, 5.40% and 6.10%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A and Class C shares would have been 5.61% and 4.85%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2012, as supplemented on February 20, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1 and Class I shares were 0.98%, 1.62%, 1.81%, 1.42% and 0.70%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 574 funds for the six-month period and among the 535 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦ On

August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Short Duration High Income Fund 2013 Annual Report	3

Fund overview (cont’d)

expected to exceed 1.00% for Class A shares, 1.75% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. Examples of holdings that contributed to performance were overweight positions in Realogy Holdings Corp., Citigroup, Inc. and Sprint Nextel Corp. Realogy Corp. has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Its business units include Better Homes and Gardens Real Estate, CENTURY 21, Coldwell Banker, Sotheby’s International Realty and Title Resource Group. Investor sentiment for Realogy Holdings Corp. improved as there were signs of a sustainable recovery in the housing market. In addition, in October 2012 the company went public and raised more than $1 billion in additional capital, which will help support its debt obligations. Our Citigroup, Inc. exposure benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their attractive valuation, as well as an improved outlook for the wireless competitive landscape and the pricing environment. In addition, Japan’s Softbank acquired B-rated Sprint Nextel during the reporting period, sending Sprint Nextel’s bonds higher.

Our quality biases were positive for performance. We had a bias for lower-quality CCC-rated bonds over higher quality BB-rated securities. This positioning was beneficial, given the significant outperformance of CCC-rated bonds versus their BB-rated counterparts.

Finally, from a sector perspective, an overweight to Transportation1 was beneficial as it was the best performing sector in the Index during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our exposure to several sectors. In particular, an overweight to Energy was a negative for results given its underperformance versus the Index. Our underweight to the Technology sector was also a detriment for performance as it outperformed the Index.

From an issuer perspective, an overweight position in Cengage Learning was a negative for performance. Cengage Learning, a text book publisher, posted weak fundamental results during the period that sent our position in senior secured bonds lower.

[1]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

4	Western Asset Short Duration High Income Fund 2013 Annual Report

The company posted first quarter 2013 fundamental results that the market interpreted as “improving” and we used the strength to exit the position.

Thank you for your investment in Western Asset Short Duration High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 16, 2013

RISKS: The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2013 were: Consumer Discretionary (19.2%), Industrials (15.8%), Energy (15.1%), Materials (11.8%) and Financials (9.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Short Duration High Income Fund 2013 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in-kinds and partial pay-in-kinds are excluded. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

6	Western Asset Short Duration High Income Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2013 and July 31, 2012 and does not include derivatives, such as futures contracts, swap contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Short Duration High Income Fund 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2013 and held for the six months ended July 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.55%	$1,000.00	$1,025.50	0.98%	$4.92	Class A	5.00%	$1,000.00	$1,019.93	0.98%	$4.91
Class B	2.29	1,000.00	1,022.90	1.49	7.47	Class B	5.00	1,000.00	1,017.41	1.49	7.45
Class C	2.16	1,000.00	1,021.60	1.75	8.77	Class C	5.00	1,000.00	1,016.12	1.75	8.75
Class C1	2.31	1,000.00	1,023.10	1.46	7.32	Class C1	5.00	1,000.00	1,017.55	1.46	7.30
Class I	2.65	1,000.00	1,026.50	0.79	3.97	Class I	5.00	1,000.00	1,020.88	0.79	3.96

8	Western Asset Short Duration High Income Fund 2013 Annual Report

[1]	For the six months ended July 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Short Duration High Income Fund 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 7/31/13	12.02%	11.48%	11.16%	11.47%	12.23%
Five Years Ended 7/31/13	10.85	10.50	N/A	10.32	11.08
Ten Years Ended 7/31/13	8.38	8.07	N/A	7.89	8.63
Inception* through 7/31/13	6.85	7.07	11.16	6.12	6.31

With sales charges[2]	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 7/31/13	9.48%	6.98%	10.16%	10.47%	12.23%
Five Years Ended 7/31/13	10.33	10.37	N/A	10.32	11.08
Ten Years Ended 7/31/13	8.14	8.07	N/A	7.89	8.63
Inception* through 7/31/13	6.74	7.07	10.16	6.12	6.31

Cumulative total returns
Without sales charges[1]
Class A (7/31/03 through 7/31/13)	123.62%
Class B (7/31/03 through 7/31/13)	117.30
Class C (Inception date of 8/1/12 through 7/31/13)	11.16
Class C1♦ (7/31/03 through 7/31/13)	113.65
Class I (7/31/03 through 7/31/13)	128.83

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25% (prior to February 15, 2013 the maximum initial sales charge was 4.25%); Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, Class B, Class C, Class C1♦ and Class I shares are November 6, 1992, September 2, 1986, August 1, 2012, August 24, 1994 and February 5,1996, respectively.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

10	Western Asset Short Duration High Income Fund 2013 Annual Report

Historical performance

Value of $10,000 invested in

Class A, B and C1♦ Shares of Western Asset Short Duration High Income Fund vs. Barclays U.S. Corporate High Yield – 2% Issuer Cap Index and Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index† — July 2003 - July 2013

Value of $1,000,000 invested in

Class I Shares of Western Asset Short Duration High Income Fund vs. Barclays U.S. Corporate High Yield – 2% Issuer Cap Index and Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index† — July 2003 - July 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

Western Asset Short Duration High Income Fund 2013 Annual Report	11

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class A, B and C1♦ shares and $1,000,000 invested in Class I shares of Western Asset Short Duration High Income Fund on July 31, 2003, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2013. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in kinds and partial pay-in-kinds are excluded. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective May 1, 2013, the Fund’s benchmark index was changed from the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index to the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index, which is generally comprised of shorter duration high yield securities than the Fund’s current benchmark index. The Fund’s Manager believes the new index will provide shareholders with a better tool for assessing the Fund’s performance in light of the changes to its investment strategy.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

12	Western Asset Short Duration High Income Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WASD High Income	— Western Asset Short Duration High Income Fund

Western Asset Short Duration High Income Fund 2013 Annual Report	13

Effective duration (unaudited)

Interest rate exposure — July 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WASD High Income	— Western Asset Short Duration High Income Fund

14	Western Asset Short Duration High Income Fund 2013 Annual Report

Schedule of investments

July 31, 2013

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 83.4%
Consumer Discretionary — 17.3%
Auto Components — 0.4%
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	1,000,000		$1,056,250
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	1,330,000		1,333,325	(a)(b)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	433,070	(a)
Total Auto Components					2,822,645
Automobiles — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		581,400	(a)
Diversified Consumer Services — 0.5%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,340,000		1,460,600	(a)
ServiceMaster Co., Senior Notes	7.000%	8/15/20	140,000		131,075
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000		492,775
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,240,000		1,258,600	(a)
Total Diversified Consumer Services					3,343,050
Hotels, Restaurants & Leisure — 6.5%
Ameristar Casinos Inc., Senior Notes	7.500%	4/15/21	500,000		536,250
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,331,766		1,233,294	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	340,000		363,800
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes	0.000%	4/15/19	300,000		262,125	(a)
Burger King Corp., Senior Notes	9.875%	10/15/18	3,000,000		3,401,250
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,041,875
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	700,000		654,062
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,840,000		1,743,400	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	770,000		723,800	(a)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	2,050,000		1,927,000	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,920,000		3,299,600
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,650,000		1,757,250	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	1,559,000		1,691,515	(b)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	3,125,000		3,234,375	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,045,250		2,152,646	(a)(b)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,390,000		3,415,425	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	15

Schedule of investments (cont’d)

July 31, 2013

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,221,000	$2,415,337	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	4,170,000	3,992,775	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	270,000	285,188
MGM Resorts International, Senior Notes	7.750%	3/15/22	440,000	489,500
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	430,000	486,438	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	980,000	982,450	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,370,000	1,373,425	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,060,000	2,229,950
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	1,130,000	1,113,050	(a)(e)
Total Hotels, Restaurants & Leisure				40,805,780
Household Durables — 1.2%
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	3,500,000	3,867,500
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,970,000	2,167,000
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,340,000	1,360,100	(a)
Total Household Durables				7,394,600
Media — 5.7%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	524,400
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,490,000	1,627,825
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	2,120,000	2,294,900
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,700,000	1,785,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	420,000	441,000
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,620,000	2,882,000
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	115,500
DISH DBS Corp., Senior Notes	7.125%	2/1/16	235,000	258,500
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	460,000	474,950	(a)
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	320,000	367,200	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,120,000	2,279,000
MDC Partners Inc., Senior Notes	6.750%	4/1/20	920,000	947,600	(a)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Senior Secured Notes	5.000%	8/1/18	2,500,000	2,534,375	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,950,000	2,057,250	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,750,000	1,767,500	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	3,260,000	3,406,700	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,290,000	1,267,425
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,746,000	2,071,037

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2013 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	634,000	$738,893
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,970,000	2,112,825	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000	782,775	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,200,000	2,376,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	975,000	1,067,625	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,850,000	1,988,750	(a)
Total Media				36,169,030
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	910,000	939,575	(a)
Specialty Retail — 2.4%
Academy Ltd./Academy Finance Corp., Senior Notes	9.250%	8/1/19	3,000,000	3,375,000	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000	69,825
CST Brands Inc., Senior Notes	5.000%	5/1/23	810,000	803,925	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	1,911,625	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	3,140,000	3,061,500
Michaels FinCo Holdings LLC/Michaels FinCo Inc., Senior Notes	7.500%	8/1/18	770,000	781,550	(a)(b)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	350,000	362,250	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,840,000	2,783,200	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,570,000	1,691,675	(a)
Total Specialty Retail				14,840,550
Textiles, Apparel & Luxury Goods — 0.3%
Burlington Holdings LLC/Burlington Holding Finance Inc., Senior Notes	9.000%	2/15/18	1,150,000	1,193,125	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	612,250	(a)
Total Textiles, Apparel & Luxury Goods				1,805,375
Total Consumer Discretionary				108,702,005
Consumer Staples — 3.9%
Beverages — 0.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	600,000	616,500	(a)
Food & Staples — 0.5%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	2,830,000	3,109,462	(a)
Food Products — 2.3%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	2,060,000	2,193,900	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	17

Schedule of investments (cont’d)

July 31, 2013

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	522,000	$561,150	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,630,000	1,756,325	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,430,000	4,740,100	(a)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	3,500,000	3,517,500	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	470,000	472,350	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	870,000	909,150	(a)
Total Food Products				14,150,475
Household Products — 0.5%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	890,000	925,600	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	490,000	521,850	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,920,000	1,968,000	(a)
Total Household Products				3,415,450
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	3,280,000	3,444,000
Total Consumer Staples				24,735,887
Energy — 13.5%
Energy Equipment & Services — 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	840,000	898,800
FTS International Services LLC/FTS International Bonds Inc., Senior Notes	8.125%	11/15/18	1,720,000	1,883,400	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	630,000	699,300	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,500,000	1,576,875	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	800,000	844,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,015,000	2,151,013	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,140,000	1,122,900
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,050,000	1,128,750
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,100,000	2,257,500
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,070,000	1,174,325	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,760,000	1,927,200
Total Energy Equipment & Services				15,664,063
Oil, Gas & Consumable Fuels — 11.0%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	760,000	725,800
Arch Coal Inc., Senior Notes	8.750%	8/1/16	2,535,000	2,528,662
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,270,000	1,044,575
Arch Coal Inc., Senior Notes	9.875%	6/15/19	30,000	27,900	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	680,000	697,000	(a)

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2013 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,460,000	$1,401,600	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,410,000	1,547,475
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,010,000	1,108,475
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	760,000	843,600
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,020,000	1,071,000
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	490,000	545,125
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	990,000	1,089,000
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	450,000	465,750
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	530,000	557,825
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,060,000	1,166,000
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,425,450
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	4,238,000	4,587,635
Continental Resources Inc., Senior Notes	5.000%	9/15/22	560,000	565,600
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,176,556	3,224,204	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,590,000	1,701,300
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	530,000	549,875
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	940,000	907,100	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,408,875
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	45,000	50,561	(e)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,053,324	1,084,924	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,250,000	1,231,250
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,470,000	2,444,831	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	3,000,000	3,127,500
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	740,000	780,700	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,780,000	3,064,950
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	610,000	609,238	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,380,000	1,428,300	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	680,000	703,800	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	754,000	810,550

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	19

Schedule of investments (cont’d)

July 31, 2013

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,131,000	$1,215,825
MEG Energy Corp., Senior Notes	6.500%	3/15/21	480,000	492,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,270,000	1,781,950
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	370,000	344,100	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,660,000	1,531,350	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,790,000	1,906,350	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	880,000	985,600
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	2,000,000	2,055,000
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,400,000	1,424,500
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	220,000	239,250
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	1,000,000	1,071,861
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	170,000	183,167
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	436,800	(a)
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	390,000	414,375
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	130,000	141,050
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000	378,000
Samson Investment Co., Senior Notes	10.000%	2/15/20	2,680,000	2,854,200	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	3,420,000	3,659,400	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	740,000	732,600	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,380,000	1,469,700
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,400,000	1,680,000	(a)
Total Oil, Gas & Consumable Fuels				69,523,508
Total Energy				85,187,571
Financials — 6.9%
Capital Markets — 0.4%
Renaissance Acquisition Corp., Senior Notes	6.875%	8/15/21	2,460,000	2,453,850	(a)
Commercial Banks — 3.3%
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,170,000	1,294,246	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,800,000	2,316,771	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	820,000	817,950
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	950,000	981,142
CIT Group Inc., Senior Notes	5.250%	3/15/18	2,500,000	2,668,750
CIT Group Inc., Senior Notes	5.500%	2/15/19	1,270,000	1,338,263	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	730,000	788,400	(a)(e)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,890,000	1,968,299	(a)(g)

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2013 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,520,000		$1,973,197	(a)(e)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	390,000		399,523
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	580,000		605,400
Santander Issuances SAU, Notes	5.911%	6/20/16	1,500,000		1,591,474	(a)
Wells Fargo & Co., Junior Subordinated Notes	7.980%	3/15/18	3,250,000		3,664,375	(e)(g)
Total Commercial Banks					20,407,790
Consumer Finance — 1.1%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		313,562
Ally Financial Inc., Senior Notes	5.500%	2/15/17	530,000		562,572
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,090,000		1,269,850
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,135,554	(a)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,500,000		1,678,125
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,700,000		1,963,704
Total Consumer Finance					6,923,367
Diversified Financial Services — 1.7%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	1,250,000		1,390,769	(e)(g)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	420,000		422,100	(a)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,500,000		1,603,125	(e)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	245,000		282,362
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000		1,025,200
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	200,000		195,125
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	1,480,000		1,502,200
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,310,000		1,411,525
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,330,000		1,449,700
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,270,000		1,362,075	(a)(e)
Total Diversified Financial Services					10,644,181
Insurance — 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	2,170,000		2,213,400	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.874%	9/30/13	420,000		409,500	(e)(g)
Total Insurance					2,622,900
Total Financials					43,052,088
Health Care — 4.1%
Health Care Equipment & Supplies — 0.4%
Biomet Inc., Senior Notes	6.500%	8/1/20	400,000		422,000
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,440,000		2,150,250
Total Health Care Equipment & Supplies					2,572,250

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	21

Schedule of investments (cont’d)

July 31, 2013

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 3.7%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	787,000	$952,270
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,929,000	1,977,225	(a)
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/15/18	910,000	930,475
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,620,000	3,662,987
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	720,000	765,000
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	2,224,000	2,440,840
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	510,000	520,200
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,587,000	1,717,928
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	2,224,000	2,357,440	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	45,000	49,838	(a)
HCA Inc., Senior Secured Notes	7.250%	9/15/20	620,000	679,675
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,210,000	1,276,550
INC Research LLC, Senior Notes	11.500%	7/15/19	650,000	695,500	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,570,000	918,450	(a)(f)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	2,050,000	2,190,937
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	1,640,000	1,746,600
US Oncology Inc. Escrow, Senior Secured Notes	—	—	1,045,000	47,025	*
Total Health Care Providers & Services				22,928,940
Total Health Care				25,501,190
Industrials — 13.5%
Aerospace & Defense — 1.7%
Ducommun Inc., Senior Notes	9.750%	7/15/18	2,270,000	2,531,050
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	2,030,000	2,060,450	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	690,000	731,400	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,300,000	2,495,500
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,665,000	2,678,325	(a)
Total Aerospace & Defense				10,496,725
Airlines — 3.2%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	3,445,000	3,470,837	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	247,295	259,660
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	645,362	677,631	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	5,000,000	4,850,000	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	743,000	748,573	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	148,974	151,209
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	543,577	608,806
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,105,172	1,182,534

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2013 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	$144,985
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	63,443	70,104
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	336,153	354,271
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	250,000	251,250
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	470,000	485,275
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.903%	4/19/22	74,712	78,268
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	2,220,000	2,253,300
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	583,282	596,406
US Airways, Pass-Through Trust, Secured Bonds	5.450%	6/3/18	3,500,000	3,325,000
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	190,000	197,600
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	760,000	741,000
Total Airlines				20,446,709
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,870,000	1,907,400	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,760,000	1,927,200	(a)
Total Building Products				3,834,600
Commercial Services & Supplies — 2.1%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	3,440,000	3,543,200
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	870,100	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	5,930,000	6,182,025
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	168,375
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	813,000	894,300	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	744,000	818,400	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	750,000	723,750	(a)
Total Commercial Services & Supplies				13,200,150
Construction & Engineering — 0.4%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,320,000	1,234,200	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,340,000	1,417,050	(c)(d)
Total Construction & Engineering				2,651,250
Electrical Equipment — 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,428,225	(a)
Machinery — 1.0%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,940,000	4,166,550	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,261,500	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	23

Schedule of investments (cont’d)

July 31, 2013

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — continued
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	910,000	$950,950	(a)
Total Machinery				6,379,000
Marine — 0.9%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,384,293	1,301,236	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,151,000	1,145,245
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,110,000	2,204,950
Navios Maritime Holdings Inc./Navios Maritime Finance US Inc., Senior Secured Bonds	8.875%	11/1/17	200,000	210,750
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	600,000	615,000	(a)
Total Marine				5,477,181
Road & Rail — 0.5%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	1,520,000	1,512,218	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,090,000	1,128,150	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	369,000	403,132
Total Road & Rail				3,043,500
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	910,000	971,425	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	940,000	1,010,500
Rexel SA, Senior Notes	5.250%	6/15/20	1,520,000	1,520,000	(a)
Total Trading Companies & Distributors				3,501,925
Transportation — 1.9%
CMA CGM, Senior Notes	8.500%	4/15/17	2,720,000	2,529,600	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,910,000	2,024,600	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,010,000	2,035,125	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,190,000	3,429,250	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	830,000	892,250	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,290,000	1,293,225	(a)
Total Transportation				12,204,050
Transportation Infrastructure — 0.4%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,770,000	1,840,800	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	570,000	592,800	(a)
Total Transportation Infrastructure				2,433,600
Total Industrials				85,096,915

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2013 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 1.4%
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	2/15/21	690,000		$712,425	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	400,000		448,000	(a)
Total Electronic Equipment, Instruments & Components					1,160,425
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,060,000		1,171,300
IT Services — 0.4%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	2,730,000		2,863,088	(a)
Software — 0.6%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,210,000		2,287,350	(a)
Nuance Communications Inc., Senior Notes	5.375%	8/15/20	1,550,000		1,519,000	(a)
Total Software					3,806,350
Total Information Technology					9,001,163
Materials — 11.6%
Chemicals — 1.2%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	640,000		657,600	(a)
INEOS Group Holdings SA, Senior Notes	6.125%	8/15/18	810,000		791,775	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,371,997	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	600,000	EUR	904,499	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	460,000	EUR	693,450	(a)
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	680,000		685,100	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	2,750,000		2,860,000	(a)
Total Chemicals					7,964,421
Construction Materials — 0.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,050,000		1,050,000	(a)
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	2,970,000		3,237,300	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	854,085	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	550,000		596,750	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	430,000		424,625	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	570,000		555,750	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	950,000		872,812
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	2,110,000	EUR	2,821,073	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000		434,750

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	25

Schedule of investments (cont’d)

July 31, 2013

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	2,120,000		$2,215,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	3,520,000		3,819,200
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,570,000		1,672,050	(a)
Total Containers & Packaging					17,503,795
Metals & Mining — 5.2%
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,720,000		1,724,300	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	790,000		811,725	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	1,550,000		1,586,813	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	2,210,000		2,221,050	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,010,000		1,497,450	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,020,000		734,400	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	760,000		773,300
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	1,230,000		1,156,200	(a)
Novelis Inc., Senior Notes	8.375%	12/15/17	2,500,000		2,706,250
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,140,000		1,232,625	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,470,000		3,621,812	(a)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	1,989,000		2,230,166	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	500,000		512,500	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	3,180,000	EUR	4,325,699	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,860,000		1,711,200	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	710,000		752,600	(a)
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	975,000		1,028,625	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	800,000		832,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,825,000		1,797,625
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,360,000		1,446,700
Total Metals & Mining					32,703,040
Paper & Forest Products — 2.2%
Ainsworth Lumber Co., Ltd., Senior Secured Notes	7.500%	12/15/17	4,000,000		4,260,000	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,593,000		2,943,055
Boise Paper Holdings LLC/Boise Finance Co., Senior Notes	9.000%	11/1/17	2,130,000		2,260,463
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	2,220,000		2,355,975	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000		602,950	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,170,000		1,210,950

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2013 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	499,000	$331,835
Total Paper & Forest Products				13,965,228
Total Materials				73,186,484
Telecommunication Services — 6.4%
Diversified Telecommunication Services — 4.4%
CenturyLink Inc., Senior Notes	5.625%	4/1/20	10,000	10,275
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,560,000	1,712,100	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	3,970,000	4,312,413
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	800,000	870,000
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	360,000	393,750
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,000,000	965,000	(a)
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	130,000	136,500	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	260,000	254,366	(a)(e)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	3,835,000	4,237,675
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000	534,375
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,400,000	1,414,000
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	230,000	244,950	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	250,000	265,000	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,000,000	1,030,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	6,335,437	6,557,177	(a)(b)
Windstream Corp., Senior Notes	7.875%	11/1/17	2,000,000	2,245,000
Windstream Corp., Senior Notes	7.500%	4/1/23	2,320,000	2,383,800
Total Diversified Telecommunication Services				27,566,381
Wireless Telecommunication Services — 2.0%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	670,000	730,300
Sprint Communications Inc., Senior Notes	8.375%	8/15/17	3,690,000	4,188,150
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	6,715,000	7,974,063	(a)
Total Wireless Telecommunication Services				12,892,513
Total Telecommunication Services				40,458,894
Utilities — 4.8%
Electric Utilities — 2.4%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,090,000	2,340,800
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	5,800,000	5,810,127	(a)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,780,170	1,861,390
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,875,000	4,068,750
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,175,317	1,093,045	(f)
Total Electric Utilities				15,174,112

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	27

Schedule of investments (cont’d)

July 31, 2013

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	$1,365,250
Independent Power Producers & Energy Traders — 2.2%
AES Corp., Senior Notes	7.750%	10/15/15	197,000	219,655
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,780,000	1,771,100
Calpine Corp., Senior Secured Notes	7.250%	10/15/17	1,153,000	1,210,650	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,030,000	18,025	(c)(d)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	2,760,000	3,084,300	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	310,000	317,750	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,320,000	1,425,600	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,720,000	1,926,400	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	1,062,538	1,148,869
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,153,191	2,394,079
Total Independent Power Producers & Energy Traders				13,516,428
Total Utilities				30,055,790
Total Corporate Bonds & Notes (Cost — $519,770,160)				524,977,987
Senior Loans — 6.2%
Consumer Discretionary — 1.8%
Diversified Consumer Services — 0.2%
Laureate Education Inc., Extended Term Loan	5.250%	6/18/18	997,465	999,648	(h)
Hotels, Restaurants & Leisure — 1.5%
El Pollo Loco Inc., First Lien Term Loan	9.250-10.000%	7/14/17	2,973,731	3,044,357	(h)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	1,670,000	1,703,400	(h)
Station Casinos Inc., New Term Loan B	5.000%	3/1/20	1,635,900	1,653,574	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,700,000	2,862,000	(h)
Total Hotels, Restaurants & Leisure				9,263,331
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	810,000	785,447	(h)
Total Consumer Discretionary				11,048,426
Consumer Staples — 0.9%
Food Products — 0.9%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,190,000	1,216,279	(h)
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	498,747	505,189	(h)
CPM Acquisition Corp., Second Lien Term Loan	10.250%	2/28/18	4,000,000	4,030,000	(h)
Total Consumer Staples				5,751,468

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2013 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 0.9%
Energy Equipment & Services — 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,660,000	$1,658,815	(h)
Oil, Gas & Consumable Fuels — 0.7%
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	1,300,000	1,335,100	(h)
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	1,500,000	1,485,000	(h)
Samson Investment Co., Second Lien Term Loan	6.000%	9/25/18	1,500,000	1,519,687	(h)
Total Oil, Gas & Consumable Fuels				4,339,787
Total Energy				5,998,602
Health Care — 0.4%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., Refi Term Loan B2	5.000%	8/17/18	579,734	586,256	(h)
Health Care Providers & Services — 0.3%
Healogics Inc., Second Lien Term Loan	9.250%	2/5/20	2,000,000	2,048,750	(h)
Total Health Care				2,635,006
Industrials — 1.7%
Commercial Services & Supplies — 0.3%
Lineage Logistics Holdings LLC, Term Loan	4.500%	4/26/19	2,000,000	1,996,876	(h)
Machinery — 0.9%
Gardner Denver Inc., Bridge Term Loan	—	8/7/13	3,200,000	3,200,000	(c)(d)(i)
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	2,220,000	2,275,500	(h)
Total Machinery				5,475,500
Transportation — 0.5%
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	3,140,000	2,983,000	(h)
Total Industrials				10,455,376
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,300,000	1,349,563	(h)
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,840,432	1,872,639	(h)
Total Senior Loans (Cost — $38,414,150)				39,111,080
Collateralized Mortgage Obligations — 0.4%
HSI Asset Loan Obligation Trust, 2006-2 1A8, IO (Cost — $2,254,792)	6.440%	12/25/36	10,307,621	2,393,249	(e)
Convertible Bonds & Notes — 0.1%
Financials — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust Inc., Senior Notes (Cost — $590,000)	4.550%	3/1/18	590,000	625,031

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	29

Schedule of investments (cont’d)

July 31, 2013

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 0.5%
Mexico — 0.5%
Mexican Bonos, Bonds (Cost — $3,386,456)	6.500%	6/9/22	40,790,000	MXN	$3,330,861

			Shares
Common Stocks — 2.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			83,175		166,350	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			4,721		106,742	*
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7		0	(c)(d)(j)
Total Consumer Discretionary					273,092
Energy — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			282,728,964		2,704,020	(c)(d)
Financials — 1.0%
Diversified Financial Services — 0.7%
Citigroup Inc.			89,009		4,640,929
Real Estate Management & Development — 0.3%
Realogy Holdings Corp.			21,499		966,595	*
Realogy Holdings Corp.			17,986		808,651	*(c)(d)
Total Real Estate Management & Development					1,775,246
Total Financials					6,416,175
Industrials — 0.6%
Building Products — 0.0%
Nortek Inc.			701		47,325	*
Marine — 0.6%
DeepOcean Group Holding AS			104,107		3,052,417	(c)(d)
Horizon Lines Inc., Class A Shares			701,276		932,697	*
Total Marine					3,985,114
Total Industrials					4,032,439
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571		2	*(d)
Total Common Stocks (Cost — $11,823,306)					13,425,728

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2013 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $345,000)	6.000%		13,800	$289,386
Preferred Stocks — 2.1%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Sanchez Energy Corp., Series B	6.500%		30,350	1,848,619	(a)
Financials — 1.8%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		720	766,350	(e)
Consumer Finance — 1.3%
GMAC Capital Trust I	8.125%		311,437	8,268,652	(e)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		79,050	2,173,875	(e)
Total Financials				11,208,877
Total Preferred Stocks (Cost — $12,410,780)				13,057,496

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,140	192,600	*
Jack Cooper Holdings Corp.		5/6/18	945	85,050	*
SemGroup Corp.		11/30/14	12,719	407,008	*(c)(d)
Total Warrants (Cost — $51,666)				684,658
Total Investments before Short-Term Investments (Cost — $589,046,310)				597,895,476

		Maturity Date	Face Amount†
Short-Term Investments — 6.4%
Repurchase Agreements — 6.4%
Barclays Capital Inc. repurchase agreement dated 7/31/13; Proceeds at maturity — $40,200,045; (Fully collateralized by U.S. government obligations, 4.125% due 5/15/15; Market value — $41,300,654) (Cost — $40,200,000)	0.040%	8/1/13	40,200,000	40,200,000
Total Investments — 101.3% (Cost — $629,246,310#)				638,095,476
Liabilities in Excess of Other Assets — (1.3)%				(8,436,117)
Total Net Assets — 100.0%				$629,659,359

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	31

Schedule of investments (cont’d)

July 31, 2013

Western Asset Short Duration High Income Fund

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security (unaudited).

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of July 31, 2013.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of July 31, 2013.

(j)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is $631,215,835.

Abbreviations used in this schedule:
CVR	— Contingent Value Rights
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso
PIK	—Payment-in-Kind

See Notes to Financial Statements.

32	Western Asset Short Duration High Income Fund 2013 Annual Report

Statement of assets and liabilities

July 31, 2013

Assets:
Investments, at value (Cost — $629,246,310)	$638,095,476
Foreign currency, at value (Cost — $266,014)	272,449
Cash	1,018,631
Interest receivable	10,947,095
Receivable for securities sold	3,116,029
Receivable for Fund shares sold	2,381,670
Deposits with brokers for swap contracts	837,000
Deposits with brokers for open futures contracts	270,012
Receivable from broker — variation margin on centrally cleared swaps	32,450
Principal paydown receivable	31,011
Prepaid expenses	62,698
Total Assets	657,064,521

Liabilities:
Payable for securities purchased	23,784,271
Payable for Fund shares repurchased	2,422,813
Distributions payable	234,762
Investment management fee payable	224,306
Service and/or distribution fees payable	169,590
Unrealized depreciation on forward foreign currency contracts	100,173
Trustees’ fees payable	7,705
Payable to broker — variation margin on open futures contracts	4,688
Accrued expenses	456,854
Total Liabilities	27,405,162
Total Net Assets	$629,659,359

Net Assets:
Par value (Note 7)	$993
Paid-in capital in excess of par value	716,337,563
Undistributed net investment income	419,025
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(96,003,177)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	8,904,955
Total Net Assets	$629,659,359

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	33

Statement of assets and liabilities (cont’d)

July 31, 2013

Shares Outstanding:
Class A	60,085,270
Class B	1,679,172
Class C	1,653,877
Class C1♦	22,670,666
Class I	13,253,424

Net Asset Value:
Class A (and redemption price)	$6.33
Class B*	$6.27
Class C*	$6.33
Class C1*♦	$6.36
Class I (and redemption price)	$6.35
Maximum Public Offering Price Per Share:
Class A† (based on maximum initial sales charge of 2.25%)	$6.48

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Redemption price per share is NAV of Class B, C and C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

†	Effective February 15, 2013, Class A shares maximum initial sales charge decreased from 4.25% to 2.25%.

See Notes to Financial Statements.

34	Western Asset Short Duration High Income Fund 2013 Annual Report

Statement of operations

For the Year Ended July 31, 2013

Investment Income:
Interest	$48,682,305
Dividends	994,994
Total Investment Income	49,677,299

Expenses:
Investment management fee (Note 2)	3,979,307
Service and/or distribution fees (Notes 2 and 5)	2,396,518
Transfer agent fees (Note 5)	652,460
Registration fees	95,386
Legal fees	95,228
Shareholder reports	74,763
Fund accounting fees	69,307
Audit and tax	44,590
Insurance	11,689
Trustees’ fees	11,292
Custody fees	1,943
Miscellaneous expenses	9,587
Total Expenses	7,442,070
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(64,237)
Net Expenses	7,377,833
Net Investment Income	42,299,466

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	31,339,377
Futures contracts	657,624
Written options	970,766
Swap contracts	(4,328,409)
Foreign currency transactions	51,085
Net Realized Gain	28,690,443
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,672,878
Futures contracts	121,384
Written options	(324,202)
Swap contracts	109,164
Foreign currencies	(269,119)
Change in Net Unrealized Appreciation (Depreciation)	7,310,105
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	36,000,548
Increase in Net Assets from Operations	$78,300,014

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	35

Statements of changes in net assets

For the Years Ended July 31,	2013	2012

Operations:
Net investment income	$42,299,466	$33,297,759
Net realized gain	28,690,443	2,258,045
Change in net unrealized appreciation (depreciation)	7,310,105	(9,871,874)
Increase in Net Assets From Operations	78,300,014	25,683,930

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(43,334,960)	(35,115,619)
Decrease in Net Assets From Distributions to Shareholders	(43,334,960)	(35,115,619)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	480,712,587	208,131,553
Reinvestment of distributions	39,964,024	32,177,055
Cost of shares repurchased	(450,500,687)	(174,441,746)
Increase in Net Assets From Fund Share Transactions	70,175,924	65,866,862
Increase in Net Assets	105,140,978	56,435,173

Net Assets:
Beginning of year	524,518,381	468,083,208
End of year*	$629,659,359	$524,518,381
* Includes undistributed net investment income of:	$419,025	$217,052

See Notes to Financial Statements.

36	Western Asset Short Duration High Income Fund 2013 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$6.03	$6.17	$5.86	$5.12	$5.87

Income (loss) from operations:
Net investment income	0.40	0.42	0.46	0.52	0.58
Net realized and unrealized gain (loss)	0.31	(0.12)	0.33	0.75	(0.77)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—
Total income (loss) from operations	0.71	0.30	0.79	1.28	(0.19)

Less distributions from:
Net investment income	(0.41)	(0.44)	(0.48)	(0.54)	(0.56)
Total distributions	(0.41)	(0.44)	(0.48)	(0.54)	(0.56)

Net asset value, end of year	$6.33	$6.03	$6.17	$5.86	$5.12
Total return[2]	12.02%	5.35%	13.95%	25.84%[3]	(1.10)%

Net assets, end of year (millions)	$380	$327	$261	$273	$209

Ratios to average net assets:
Gross expenses	0.99%	1.03%	1.00%	0.99%	1.07%
Net expenses[4]	0.98 [5,6]	1.03	1.00	0.99	1.07
Net investment income	6.37	7.23	7.53	9.31	12.69

Portfolio turnover rate	117%	78%	90%	99%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.63%. Class A received $468,885 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$5.97	$6.27	$5.96	$5.14	$5.89

Income (loss) from operations:
Net investment income	0.36	0.39	0.44	0.50	0.56
Net realized and unrealized gain (loss)	0.31	(0.15)	0.34	0.75	(0.77)
Proceeds from settlement of a regulatory matter	—	—	—	0.08	—
Total income (loss) from operations	0.67	0.24	0.78	1.33	(0.21)

Less distributions from:
Net investment income	(0.37)	(0.54)	(0.47)	(0.51)	(0.54)
Total distributions	(0.37)	(0.54)	(0.47)	(0.51)	(0.54)

Net asset value, end of year	$6.27	$5.97	$6.27	$5.96	$5.14
Total return[2]	11.48%	4.48%	13.37%	26.83%[3]	(1.63)%

Net assets, end of year (millions)	$11	$14	$24	$39	$45

Ratios to average net assets:
Gross expenses	1.51%	1.67%	1.55%	1.51%	1.55%
Net expenses[4]	1.51	1.67	1.55	1.51	1.55
Net investment income	5.81	6.64	7.00	8.89	12.11

Portfolio turnover rate	117%	78%	90%	99%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.14%. Class B received $556,573 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

38	Western Asset Short Duration High Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2013[2]

Net asset value, beginning of period	$6.03

Income from operations:
Net investment income	0.35
Net realized and unrealized gain	0.31
Total income from operations	0.66

Less distributions from:
Net investment income	(0.36)
Total distributions	(0.36)

Net asset value, end of period	$6.33
Total return[3]	11.16%

Net assets, end of period (millions)	$10

Ratios to average net assets:
Gross expenses[4]	1.82%
Net expenses[4,5,6,7]	1.75
Net investment income[4]	5.61

Portfolio turnover rate	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to July 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1♦ Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$6.06	$6.20	$5.89	$5.15	$5.90

Income (loss) from operations:
Net investment income	0.37	0.40	0.43	0.50	0.56
Net realized and unrealized gain (loss)	0.31	(0.12)	0.33	0.74	(0.76)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—
Total income (loss) from operations	0.68	0.28	0.76	1.25	(0.20)

Less distributions from:
Net investment income	(0.38)	(0.42)	(0.45)	(0.51)	(0.55)
Total distributions	(0.38)	(0.42)	(0.45)	(0.51)	(0.55)

Net asset value, end of year	$6.36	$6.06	$6.20	$5.89	$5.15
Total return[2]	11.47%	4.91%	13.30%	25.19%[3]	(1.48)%

Net assets, end of year (millions)	$144	$159	$166	$162	$147

Ratios to average net assets:
Gross expenses	1.45%	1.47%	1.45%	1.44%	1.51%
Net expenses[4]	1.45	1.47	1.45	1.44	1.49 [5,6]
Net investment income	5.89	6.81	7.08	8.89	12.23

Portfolio turnover rate	117%	78%	90%	99%	51%

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 24.98%. Class C received $162,810 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets for Class C shares did not exceed 1.38%.

See Notes to Financial Statements.

40	Western Asset Short Duration High Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$6.05	$6.20	$5.88	$5.14	$5.89

Income (loss) from operations:
Net investment income	0.41	0.44	0.47	0.53	0.60
Net realized and unrealized gain (loss)	0.31	(0.13)	0.34	0.76	(0.77)
Total income (loss) from operations	0.72	0.31	0.81	1.29	(0.17)

Less distributions from:
Net investment income	(0.42)	(0.46)	(0.49)	(0.55)	(0.58)
Total distributions	(0.42)	(0.46)	(0.49)	(0.55)	(0.58)

Net asset value, end of year	$6.35	$6.05	$6.20	$5.88	$5.14
Total return[2]	12.23%	5.48%	14.16%	26.00%	(0.71)%

Net assets, end of year (millions)	$84	$25	$17	$12	$7

Ratios to average net assets:
Gross expenses	0.77%	0.75%	0.81%	0.93%	0.74%
Net expenses[3]	0.77 [4]	0.75 [4]	0.81 [4]	0.79 [4,5]	0.74
Net investment income	6.54	7.51	7.72	9.48	13.00

Portfolio turnover rate	117%	78%	90%	99%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2013 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (formerly Western Asset High Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

42	Western Asset Short Duration High Income Fund 2013 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Short Duration High Income Fund 2013 Annual Report	43

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$519,085,414	$5,892,573	$524,977,987
Collateralized senior loans	—	39,111,080	—	39,111,080
Collateralized mortgage obligations	—	2,393,249	—	2,393,249
Convertible bonds & notes	—	625,031	—	625,031
Sovereign bonds	—	3,330,861	—	3,330,861
Common stocks	$6,694,290	808,651	5,922,787	13,425,728
Convertible preferred stocks	289,386	—	—	289,386
Preferred stocks	10,442,527	2,614,969	—	13,057,496
Warrants	—	684,658	—	684,658
Total long-term investments	$17,426,203	$568,653,913	$11,815,360	$597,895,476
Short-term investments†	—	40,200,000	—	40,200,000
Total investments	$17,426,203	$608,853,913	$11,815,360	$638,095,476
Other financial instruments:
Futures contracts	$121,384	—	—	$121,384
Credit default swaps on credit indices — sell protection‡	—	$971,748	—	971,748
Total other financial instruments	$121,384	$971,748	—	$1,093,132
Total	$17,547,587	$609,825,661	$11,815,360	$639,188,608

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$100,173	—	$100,173

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

44	Western Asset Short Duration High Income Fund 2013 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Common Stocks	Warrants	Total
Balance as of July 31, 2012	$3,317,964	$2,813,824	$18,475	$6,150,263
Accrued premiums/discounts	33,911	—	—	33,911
Realized gain (loss)[1]	(208,188)	—	—	(208,188)
Change in unrealized appreciation (depreciation)[2]	1,107,652	56,546	28,585	1,192,783
Purchases	1,833,676	—	—	1,833,676
Sales	(210,467)	—	(47,060)	(257,527)
Transfers into Level 3[3]	18,025	3,052,417	—	3,070,442
Balance as of July 31, 2013	$5,892,573	$5,922,787	—	$11,815,360
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2013[2]	$959,230	$56,546	—	$1,015,776

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily

Western Asset Short Duration High Income Fund 2013 Annual Report	45

Notes to financial statements (cont’d)

to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

46	Western Asset Short Duration High Income Fund 2013 Annual Report

Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2013, the total notional value of all credit default swaps to sell protection is $17,000,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum poten-

Western Asset Short Duration High Income Fund 2013 Annual Report	47

Notes to financial statements (cont’d)

tial amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount.

48	Western Asset Short Duration High Income Fund 2013 Annual Report

This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

Western Asset Short Duration High Income Fund 2013 Annual Report	49

Notes to financial statements (cont’d)

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social,

50	Western Asset Short Duration High Income Fund 2013 Annual Report

economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreements, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of July 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $100,173. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on

Western Asset Short Duration High Income Fund 2013 Annual Report	51

Notes to financial statements (cont’d)

the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,237,467	($1,237,467)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

52	Western Asset Short Duration High Income Fund 2013 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Effective May 1, 2013, under the investment management fee agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. Prior to May 1, 2013 the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio, of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.05%, 1.80% and 0.90%, respectively through April 30, 2013. Effective May 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class A, Class C and Class I shares did not exceed 1.00%, 1.75% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended July 31, 2013, fees waived and/or expenses reimbursed amounted to $64,237.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Effective February 15, 2013, the maximum initial sales charge for Class A shares decreased from 4.25% to 2.25% for purchases on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from pur-

Western Asset Short Duration High Income Fund 2013 Annual Report	53

Notes to financial statements (cont’d)

chase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares (new Class C shares are available for purchase effective August 1, 2012) and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Effective February 15, 2013, there is no initial sales charge on purchases of $500,000 or more for class A shares. However, if these Class A shares are redeemed within 18 months of purchase a CDSC of 0.50% will apply. Shareholders who purchased Class A shares prior to February 15, 2013, remain subject to the sales charge schedule, including any applicable CDSC, in effect at the time of purchase.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

For the year ended July 31, 2013, LMIS and its affiliates retained sales charges of $70,518 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C†	Class C1♦
CDSCs	$41	$11,244	$1,578	$3,306

†	For the period August 1, 2012 (inception date) through July 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2013, the Fund had accrued $5,595 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

54	Western Asset Short Duration High Income Fund 2013 Annual Report

3. Investments

During the year ended July 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$851,171,004	$670,200
Sales	753,150,089	642,050

At July 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,654,365
Gross unrealized depreciation	(10,774,724)
Net unrealized appreciation	$6,879,641

During the year ended July 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of July 31, 2012	$81,087,000	$468,795
Options written	188,649,200	1,036,793
Options closed	—	—
Options exercised	(84,886,600)	(534,822)
Options expired	(184,849,600)	(970,766)
Written options, outstanding as of July 31, 2013	—	—

At July 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 5-Year Notes	300	9/13	$36,531,541	$36,410,157	$121,384

At July 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	1,711,130	$2,276,507	8/16/13	$(29,926)
Euro	Citibank N.A.	2,958,767	3,936,376	8/16/13	(50,864)
Euro	Citibank N.A.	1,500,000	1,995,617	8/16/13	(19,383)
Net unrealized loss on open forward foreign currency contracts					$(100,173)

At July 31, 2013, the Fund held the following open centrally cleared swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid	Unrealized Appreciation
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.20 Index)	$17,000,000	6/20/18	5.000% quarterly	$971,748	$946,250	$25,498

Western Asset Short Duration High Income Fund 2013 Annual Report	55

Notes to financial statements (cont’d)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$121,384	—	$121,384
Centrally cleared swap contracts[3,4]	—	$971,748	971,748
Total	$121,384	$971,748	$1,093,132

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$100,173

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

56	Western Asset Short Duration High Income Fund 2013 Annual Report

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(1,877,945)	$(1,877,945)
Written options	—	—	970,766	970,766
Futures contracts	$657,624	—	—	657,624
Swap contracts	—	—	(4,328,409)	(4,328,409)
Forward foreign currency contracts	—	$(11,955)	—	(11,955)
Total	$657,624	$(11,955)	$(5,235,588)	$(4,589,919)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$516,930	$516,930
Written options		—	(324,202)	(324,202)
Futures contracts	$121,384	—	—	121,384
Swap contracts	—	—	109,164	109,164
Forward foreign currency contracts	—	$(279,450)	—	(279,450)
Total	$121,384	$(279,450)	$301,892	$143,826

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended July 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$132,367
Written options†	242,118
Futures contracts (to sell)	11,641,457
Forward foreign currency contracts (to buy)†	39,874
Forward foreign currency contracts (to sell)	5,224,934

Average Notional Balance
Credit default swap contracts (to buy protection)†	$28,365,615
Credit default swap contracts (to sell protection)	8,923,077

†	At July 31, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1 shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

Western Asset Short Duration High Income Fund 2013 Annual Report	57

Notes to financial statements (cont’d)

For the year ended July 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,187,108	$438,657
Class B	91,676	14,117
Class C†	34,603	5,866
Class C1♦	1,083,131	156,741
Class I	—	37,079
Total	$2,396,518	$652,460

†	For the period August 1, 2012 (inception date) through July 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

For the year ended July 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$61,676
Class B	—
Class C†	2,561
Class C1♦	—
Class I	—
Total	$64,237

†	For the period August 1, 2012 (inception date) through July 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

6. Distributions to shareholders by class

	Year Ended July 31, 2013	Year Ended July 31, 2012
Net Investment Income:
Class A	$30,964,992	$20,773,185
Class B	731,747	1,680,398
Class C†	197,274	—
Class C1♦	9,361,648	11,059,445
Class I	2,079,299	1,602,591
Total	$43,334,960	$35,115,619

†	For the period August 1, 2012 (inception date) through July 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At July 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

58	Western Asset Short Duration High Income Fund 2013 Annual Report

Transactions in shares of each class were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	63,209,954	$392,921,263	29,973,036	$175,884,391
Shares issued on reinvestment	4,667,200	29,402,302	3,330,513	19,546,194
Shares repurchased	(62,053,944)	(393,831,261)	(21,314,697)	(125,191,516)
Net increase	5,823,210	$28,492,304	11,988,852	$70,239,069

Class B
Shares sold	162,749	$1,018,792	127,173	$744,311
Shares issued on reinvestment	106,565	664,061	261,836	1,521,074
Shares repurchased	(895,359)	(5,570,741)	(1,984,691)	(11,622,682)
Net decrease	(626,045)	$(3,887,888)	(1,595,682)	$(9,357,297)

Class C†
Shares sold	1,978,598	$12,533,465	—	—
Shares issued on reinvestment	28,157	178,667	—	—
Shares repurchased	(352,878)	(2,256,680)	—	—
Net increase	1,653,877	$10,455,452	—	—

Class C1♦
Shares sold	610,541	$3,849,853	3,213,156	$18,740,988
Shares issued on reinvestment	1,389,425	8,786,220	1,772,127	10,439,544
Shares repurchased	(5,537,781)	(35,035,779)	(5,560,497)	(32,663,222)
Net decrease	(3,537,815)	$(22,399,706)	(575,214)	$(3,482,690)

Class I
Shares sold	11,155,650	$70,389,214	2,168,556	$12,761,863
Shares issued on reinvestment	147,430	932,774	113,787	670,243
Shares repurchased	(2,178,167)	(13,806,226)	(840,760)	(4,964,326)
Net increase	9,124,913	$57,515,762	1,441,583	$8,467,780

†	For the period August 1, 2012 (inception date) through July 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class C1	Class I
Daily 8/30/2013	$0.036327	$0.032130	$0.032260	$0.033953	$0.038292

Western Asset Short Duration High Income Fund 2013 Annual Report	59

Notes to financial statements (cont’d)

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$43,334,960	$35,115,619

As of July 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$451,726
Capital loss carryforward*	(93,912,268)
Other book/tax temporary differences(a)	(154,085)
Unrealized appreciation (depreciation)(b)	6,935,430
Total accumulated earnings (losses) — net	$(86,679,197)

*	During the taxable year ended July 31, 2013, the Fund utilized $27,765,460 of its capital loss carryforward available from prior years. As of July 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2017	$(12,190,479)
7/31/2018	(64,100,133)
7/31/2019	(17,621,656)
$(93,912,268)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plain-

60	Western Asset Short Duration High Income Fund 2013 Annual Report

tiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

Western Asset Short Duration High Income Fund 2013 Annual Report	61

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund), (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short Duration High Income Fund as of July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 19, 2013

62	Western Asset Short Duration High Income Fund 2013 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Western Asset Short Duration High Income Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

64	Western Asset Short Duration High Income Fund

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Western Asset Short Duration High Income Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 164 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	153
Other board memberships held by Trustee	None

66	Western Asset Short Duration High Income Fund

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Short Duration High Income Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

68	Western Asset Short Duration High Income Fund

Additional Officers cont’d
James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset Short Duration High Income Fund	69

Western Asset

Short Duration High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0429 9/13 SR13-2016

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2012 and July 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $893,850 in 2012 and $159,000 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $5,000 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $53,350 in 2012 and $27,800 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $25,000 in 2012 and $0 in 2013. These services consisted of the review and issuance of consent on Form N-1A registration for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	September 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	September 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	September 25, 2013